Exhibit 99.4

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



DATE:                 November 30, 2006

TO:                   The Bank of New York, not in its individual capacity, but
                      solely as trustee of the Supplemental Interest Trust for
                      CWALT, Inc. Alternative Loan Trust 2006-39CB
ATTENTION:            Matthew J. Sabino
TELEPHONE:            212-815-6093
FACSIMILE:            212-815-3986

TO:                   Deutsche Bank AG, New York
ATTENTION:            Ms. Sue Valenti
TELEPHONE:            212-250-3455
FACSIMILE:            212-797-5152

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

RE:                   Novation Confirmation

REFERENCE NUMBER(S):  FXNEC8899


The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

           Novation Trade Date:                    November 30, 2006
           Novation Date:                          November 30, 2006
           Novated Amount:                         USD 59,720,159.52
           Transferor:                             Deutsche Bank AG,
                                                   New York Branch

           Transferee:                             The Bank of New York, not in
                                                   its individual capacity, but
                                                   solely as trustee of the
                                                   Supplemental Interest Trust
                                                   for CWALT, Inc. Alternative
                                                   Loan Trust 2006-39CB
           Remaining Party:                        Bear Stearns Financial
                                                   Products Inc.

Reference Number: FXNEC8899 - Novation Confirmation
The Bank of New York , not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB Deutsche Bank AG, New York Branch
November 30, 2006
Page 2 of 3


           New Agreement                           The Master Agreement as
            (between Transferee                    defined in the New
            and Remaining Party):                  Confirmation

3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

           Trade Date of Old Transaction:          November 13, 2006
           Effective Date of Old Transaction:      December 25, 2006
           Termination Date of Old Transaction:    March 25, 2018

4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

           Full First Calculation Period:          Applicable, commencing on
                                                   December 25, 2006

5.    Offices:

           Transferor:                             New York
           Transferee:                             New York
           Remaining Party:                        Not Applicable

Reference Number: FXNEC8899 - Novation Confirmation
The Bank of New York , not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB Deutsche Bank AG, New York Branch
November 30, 2006
Page 3 of 3

 The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.


Bear Stearns Financial Products Inc.       The Bank of New York , not in its
                                           individual capacity, but solely as
                                           trustee of the Supplemental Interest
                                           Trust for CWALT, Inc. Alternative
                                           Loan Trust 2006-39CB

By:   /s/ Annie Manevitz
    --------------------------------
    Name: Annie Manevitz
    Title: Authorized Signatory            By:   /s/ Michael Cerchio
    Date:                                     ----------------------------------
                                              Name: Michael Cerchio
                                              Title: Assistant Treasurer
                                              Date:


                                           Deutsche Bank AG, New York Branch


                                           By:   /s/ Susan Valenti
                                              ----------------------------------
                                              As authorized agent or officer for
                                              Deutsche Bank AG, New York
                                              Name: Susan Valenti
                                              Title: Director
                                              Date:


                                           By:   /s/ Robert Lopena
                                              ----------------------------------
                                              As authorized agent or officer for
                                              Deutsche Bank AG, New York
                                              Name: Robert Lopena
                                              Title: Vice President
                                              Date:


am

BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

                                    EXHIBIT A


DATE:                 November 30, 2006

TO:                   The Bank of New York, not in its individual capacity, but
                      solely as trustee of the Supplemental Interest Trust for
                      CWALT, Inc. Alternative Loan Trust 2006-39CB
ATTENTION:            Matthew J. Sabino
TELEPHONE:            212-815-6093
FACSIMILE:            212-815-3986

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):  FXNEC8899

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 2 of 15



      Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee. .

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:                 Rate Cap

      Notional Amount:                     With respect to any Calculation
                                           Period, the amount set forth for such
                                           period in Schedule I attached hereto.

      Trade Date:                          November 30, 2006

      Effective Date:                      December 25, 2006

      Termination Date:                    March 25, 2018

      Fixed Amount (Premium):              Inapplicable. Premium will be paid
                                           under the Old Transaction.

      Floating Amounts:

             Floating Rate Payer:          BSFP

             Cap Rate:                     5.40000%

             Floating Rate Payer
             Period End Dates:             The 25th calendar day of each month
                                           during the Term of this Transaction,
                                           commencing January 25, 2007 and
                                           ending on the Termination Date, with
                                           No Adjustment.

             Floating Rate Payer
             Payment Dates:                Early Payment shall be applicable.
                                           The Floating Rate Payer Payment Dates
                                           shall be two Business Days preceding
                                           each Floating Rate Payer Period End
                                           Date.

             Floating Rate Option:         USD-LIBOR-BBA; provided, however,
                                           that if the Floating Rate determined
                                           from such Floating Rate Option for
                                           any Calculation Period is greater
                                           than 8.90000% then the Floating Rate
                                           for such Calculation Period shall be
                                           deemed equal to 8.90000%.

             Designated Maturity:          One month

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 3 of 15



             Floating Rate Day
             Count Fraction:               30/360

             Reset Dates:                  The first day of each Calculation
                                           Period.

             Compounding:                  Inapplicable

      Business Days for payments:          New York

      Business Day Convention:             Following

3.    Additional Provisions:               Each party hereto is hereby advised
                                           and acknowledges that the other party
                                           has engaged in (or refrained from
                                           engaging in) substantial financial
                                           transactions and has taken (or
                                           refrained from taking) other material
                                           actions in reliance upon the entry by
                                           the parties into the Transaction
                                           being entered into on the terms and
                                           conditions set forth herein and in
                                           the Confirmation relating to such
                                           Transaction, as applicable. This
                                           paragraph shall be deemed repeated on
                                           the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.



2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 4 of 15



(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3)  Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 5 of 15



Party required to deliver document    Form/Document/Certificate          Date by which to be delivered
BSFP and                              Any document required or           Promptly after the earlier of (i)
the Counterparty                      reasonably requested to allow      reasonable demand by either party or (ii)
                                      the other party to make            learning  that  such form or  document  is
                                      payments  under  this  Agreement   required
                                      without any deduction or
                                      withholding for or on the
                                      account of any Tax or with such
                                      deduction or withholding at a
                                      reduced rate

(2)   Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or


Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB
November 30, 2006
Page 6 of 15



Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         Credit Support Document,
                         as the case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.

6)  Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:      383 Madison Avenue, New York, New York  10179
            Attention:    DPC Manager
            Facsimile:    212-272-5823

      with a copy to:

            Address:      One Metrotech Center North, Brooklyn, New York 11201
            Attention:    Derivative Operations - 7th Floor
            Facsimile:    212-272-1634

            (For all purposes)

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 7 of 15



      Address for notices or communications to the Counterparty:

            Address:      The Bank of New York
                          101 Barclay Street-4W
                          New York, New York 10286
            Attention:    Corporate Trust MBS Administration, CWALT,
                          Series 2006-39CB
            Facsimile:    212-815-3986
            Phone:        212-815-6093

            (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                      BSFP appoints as its
                      Process Agent:            Not Applicable

                      The Counterparty appoints as its
                      Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 8 of 15



         BSFP:    Not Applicable

         The Counterparty:  Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BNY"), not individually or

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 9 of 15



personally but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) BNY is entering into this Agreement solely in its capacity as trustee of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 10 of 15



            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.    Account Details and
      Settlement Information:   Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                The Bank of New York
                                New York, NY
                                ABA # 021-000-018
                                GLA # 111-565 For
                                Further Credit: TAS A/C 501568
                                Attn:  Matthew J. Sabino, 212-815- 6093
                                Fax: 212-815-3986

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.





am/er/lm

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 11 of 15



                                   SCHEDULE I
                    (all such dates subject to No Adjustment)

        From and including           To but excluding            Notional Amount
        ------------------           ----------------            ---------------
                                                                       (USD)
                                                                       -----
          Effective Date                 1/25/2007                 59,720,159.52
             1/25/2007                   2/25/2007                 59,297,082.21
             2/25/2007                   3/25/2007                 58,732,099.55
             3/25/2007                   4/25/2007                 58,026,926.24
             4/25/2007                   5/25/2007                 57,183,684.67
             5/25/2007                   6/25/2007                 56,204,902.86
             6/25/2007                   7/25/2007                 55,093,510.49
             7/25/2007                   8/25/2007                 53,852,832.97
             8/25/2007                   9/25/2007                 52,486,583.61
             9/25/2007                  10/25/2007                 50,998,853.83
            10/25/2007                  11/25/2007                 49,394,101.42
            11/25/2007                  12/25/2007                 47,730,993.78
            12/25/2007                   1/25/2008                 46,106,286.02
             1/25/2008                   2/25/2008                 44,519,341.07
             2/25/2008                   3/25/2008                 42,969,532.37
             3/25/2008                   4/25/2008                 41,456,243.73
             4/25/2008                   5/25/2008                 39,978,869.15
             5/25/2008                   6/25/2008                 38,536,812.68
             6/25/2008                   7/25/2008                 37,129,488.18
             7/25/2008                   8/25/2008                 35,756,319.25
             8/25/2008                   9/25/2008                 34,416,739.01
             9/25/2008                  10/25/2008                 33,110,189.96
            10/25/2008                  11/25/2008                 31,836,123.82
            11/25/2008                  12/25/2008                 30,594,001.39
            12/25/2008                   1/25/2009                 29,383,292.39
             1/25/2009                   2/25/2009                 28,203,475.31
             2/25/2009                   3/25/2009                 27,054,037.28
             3/25/2009                   4/25/2009                 25,934,473.92
             4/25/2009                   5/25/2009                 24,844,289.18

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 12 of 15



             5/25/2009                   6/25/2009                 23,782,995.25
             6/25/2009                   7/25/2009                 22,750,112.37
             7/25/2009                   8/25/2009                 21,745,168.73
             8/25/2009                   9/25/2009                 20,767,700.34
             9/25/2009                  10/25/2009                 19,817,250.87
            10/25/2009                  11/25/2009                 18,893,371.58
            11/25/2009                  12/25/2009                 17,995,621.12
            12/25/2009                   1/25/2010                 17,123,565.48
             1/25/2010                   2/25/2010                 16,276,777.83
             2/25/2010                   3/25/2010                 15,454,838.41
             3/25/2010                   4/25/2010                 14,657,334.39
             4/25/2010                   5/25/2010                 13,883,859.81
             5/25/2010                   6/25/2010                 13,134,015.41
             6/25/2010                   7/25/2010                 12,407,408.56
             7/25/2010                   8/25/2010                 11,703,653.14
             8/25/2010                   9/25/2010                 11,022,369.40
             9/25/2010                  10/25/2010                 10,363,183.90
            10/25/2010                  11/25/2010                  9,725,729.39
            11/25/2010                  12/25/2010                  9,109,644.71
            12/25/2010                   1/25/2011                  8,514,574.66
             1/25/2011                   2/25/2011                  7,940,169.96
             2/25/2011                   3/25/2011                  7,386,087.09
             3/25/2011                   4/25/2011                  6,851,988.24
             4/25/2011                   5/25/2011                  6,337,541.20
             5/25/2011                   6/25/2011                  5,842,419.27
             6/25/2011                   7/25/2011                  5,366,301.15
             7/25/2011                   8/25/2011                  4,908,870.88
             8/25/2011                   9/25/2011                  4,469,817.73
             9/25/2011                  10/25/2011                  4,048,836.15
            10/25/2011                  11/25/2011                  3,645,625.61
            11/25/2011                  12/25/2011                  3,259,890.61
            12/25/2011                   1/25/2012                  3,006,420.86
             1/25/2012                   2/25/2012                  2,769,236.11
             2/25/2012                   3/25/2012                  2,548,058.06

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 13 of 15



             3/25/2012                   4/25/2012                  2,342,613.05
             4/25/2012                   5/25/2012                  2,152,631.96
             5/25/2012                   6/25/2012                  1,977,850.20
             6/25/2012                   7/25/2012                  1,818,007.59
             7/25/2012                   8/25/2012                  1,672,848.30
             8/25/2012                   9/25/2012                  1,542,120.75
             9/25/2012                  10/25/2012                  1,425,577.61
            10/25/2012                  11/25/2012                  1,322,975.65
            11/25/2012                  12/25/2012                  1,234,075.72
            12/25/2012                   1/25/2013                  1,194,710.52
             1/25/2013                   2/25/2013                  1,168,144.40
             2/25/2013                   3/25/2013                  1,154,153.80
             3/25/2013                   4/25/2013                  1,152,518.90
             4/25/2013                   5/25/2013                  1,152,143.90
             5/25/2013                   6/25/2013                  1,151,768.90
             6/25/2013                   7/25/2013                  1,151,393.90
             7/25/2013                   8/25/2013                  1,151,018.90
             8/25/2013                   9/25/2013                  1,150,643.90
             9/25/2013                  10/25/2013                  1,150,268.90
            10/25/2013                  11/25/2013                  1,149,893.90
            11/25/2013                  12/25/2013                  1,149,518.90
            12/25/2013                   1/25/2014                  1,149,143.90
             1/25/2014                   2/25/2014                  1,148,768.90
             2/25/2014                   3/25/2014                  1,148,393.90
             3/25/2014                   4/25/2014                  1,148,018.90
             4/25/2014                   5/25/2014                  1,147,643.90
             5/25/2014                   6/25/2014                  1,147,268.90
             6/25/2014                   7/25/2014                  1,146,893.90
             7/25/2014                   8/25/2014                  1,146,518.90
             8/25/2014                   9/25/2014                  1,146,143.90
             9/25/2014                  10/25/2014                  1,145,768.90
            10/25/2014                  11/25/2014                  1,145,393.90
            11/25/2014                  12/25/2014                  1,145,018.90
            12/25/2014                   1/25/2015                  1,144,643.90

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 14 of 15



             1/25/2015                   2/25/2015                  1,144,268.90
             2/25/2015                   3/25/2015                  1,143,893.90
             3/25/2015                   4/25/2015                  1,143,518.90
             4/25/2015                   5/25/2015                  1,143,143.90
             5/25/2015                   6/25/2015                  1,142,768.90
             6/25/2015                   7/25/2015                  1,142,393.90
             7/25/2015                   8/25/2015                  1,142,018.90
             8/25/2015                   9/25/2015                  1,141,643.90
             9/25/2015                  10/25/2015                  1,141,268.90
            10/25/2015                  11/25/2015                  1,140,893.90
            11/25/2015                  12/25/2015                  1,140,518.90
            12/25/2015                   1/25/2016                  1,140,143.90
             1/25/2016                   2/25/2016                  1,139,768.90
             2/25/2016                   3/25/2016                  1,139,393.90
             3/25/2016                   4/25/2016                  1,139,018.90
             4/25/2016                   5/25/2016                  1,138,643.90
             5/25/2016                   6/25/2016                  1,138,268.90
             6/25/2016                   7/25/2016                  1,137,893.90
             7/25/2016                   8/25/2016                  1,137,518.90
             8/25/2016                   9/25/2016                  1,137,143.90
             9/25/2016                  10/25/2016                  1,136,768.90
            10/25/2016                  11/25/2016                  1,136,393.90
            11/25/2016                  12/25/2016                  1,136,018.90
            12/25/2016                   1/25/2017                  1,135,643.90
             1/25/2017                   2/25/2017                  1,135,268.90
             2/25/2017                   3/25/2017                  1,134,893.90
             3/25/2017                   4/25/2017                  1,134,518.90
             4/25/2017                   5/25/2017                  1,134,143.90
             5/25/2017                   6/25/2017                  1,133,768.90
             6/25/2017                   7/25/2017                  1,133,393.90
             7/25/2017                   8/25/2017                  1,133,018.90
             8/25/2017                   9/25/2017                  1,132,643.90
             9/25/2017                  10/25/2017                  1,132,268.90
            10/25/2017                  11/25/2017                  1,131,893.90

Reference Number: FXNEC8899
The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-39CB November 30, 2006
Page 15 of 15



            11/25/2017                  12/25/2017                  1,131,518.90
            12/25/2017                   1/25/2018                  1,131,143.90
             1/25/2018                   2/25/2018                  1,130,768.90
             2/25/2018               Termination Date               1,130,393.90